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March 6, 2001

Mr. Jon Chapman
Senior Vice President
John Deere Health Care, Inc.
1300 River Drive, Suite 200
Moline, Illinois  61265

                          RE: Mutual Release Agreement

Dear Jon:

         Claimsnet.com, Inc. ("Claimsnet") is endeavoring to register the 243,770 shares of common stock issued to John Deere Health Care, Inc. ("JDHC") Pursuant to the terms of the December 28, 2000 Mutual Release Agreement between JDHC and Claimsnet, the registration was required to be effective no later than 45 days following execution of the agreement -- February 12, 2001. One third of the shares were to be free from restrictions on resale upon the effective date of the registration with another one third becoming unrestricted three months following the registration and the final shares becoming unrestricted six months following the registration.

         As of the date this letter, the registration has not been completed. JDHC and Claimsnet hereby agree to modify Section 9 of the Mutual Release Agreement in its entirety to read as follows:

              9.  Other Consideration.
                  -------------------

                  In consideration of the mutual releases and other good and valuable consideration contained herein, CLAI will contemporaneously with the execution of this Agreement issue to JDHC 243,770 shares of CLAI's Common Stock (the "Shares"). Claimsnet shall file with the Securities and Exchange Commission a registration statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), relating to the resale of the Shares as soon as practicable following execution of this Agreement but in no event later than May 31, 2001. The Shares shall be subject to the following restrictions on resale: 33% of the Shares shall be eligible for resale commencing on the effective date under the Securities Act of the registration statement relating to the Shares; 33% of the Shares shall be eligible for resale commencing on the date three calendar months following the effective date under the Securities Act of the registration statement relating to the Shares or May 12, 2001, whichever is earlier; 33% of the Shares shall be eligible for resale commencing on the date six calendar months following the effective date under the Securities Act of the registration statement relating to the Shares or August 12, 2001, whichever is earlier.

                  The Parties agree that JDHC may withhold all payments due Claimsnet under the Online Provider Directory Support Agreement ("Withheld Payments") until the Shares are registered. Within five days after the Shares are registered, JDHC shall pay Claimsnet any Withheld Payments less the following amount:

         a) If the registration statement should be declared effective by the Securities and Exchange Commission no later than April 30, 2001, then JDHC shall retain the amount of the Withheld Payments equal to the payment due under the Online Provider Directory Support Agreement ("OPDSA") for the period February 12, 2001, through the effective date of such registration statement, calculated on a pro rata basis.

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         b) If the registration statement should be declared effective by the
         Securities and Exchange Commission after April 30, 2001, but no later than May 31, 2001, then JDHC shall retain the amount of the Withheld Payments equal to two times the payment due under the OPDSA for the period February 12, 2001, through the effective date of such registration statement, calculated on a pro rata basis. In the event that the total of the Withheld Payments is less than two times the payment due under the OPDSA for the period February 12, 2001 through the date of registration, then JDHC shall continue to Withhold Payments and retain them for a period of time sufficient to satisfy this Claimsnet obligation.

         Claimsnet and JDHC further agree that to the extent the amendment to
Section 9 of the Mutual Release Agreement set forth above conflicts with the payment provisions of the Online Provider Director Support Agreement, the amendment controls.

         Finally, Claimsnet agrees to use its best efforts to complete the registration of the Shares at the earliest possible date.

Sincerely,

CLAIMSNET.COM INC.                          JOHN DEERE HEALTH CARE, INC.



 /s/ Paul W. Miller                          /s/ Jon Chapman
------------------------                    ---------------------
Paul W. Miller                              Jon Chapman
Chief Operating Officer and                 Senior Vice President
Chief Financial Officer

Cc:   Bo W. Lycke
      Robert S. Brown, Esquire